EXHIBIT 10.2
                             COMPENSATION AGREEMENT

     This Compensation Agreement is dated as of January 16, 2006 among Global Realty Development Corp., a Delaware corporation (the "Company") and Sichenzia Ross Friedman Ference LLP ("Consultants").

     WHEREAS, the Company has requested the Consultants to provide the Company with legal services in connection with their business, and the Consultants have agreed to provide the Company with such legal services; and

     WHEREAS, the Company wishes to compensate the Consultants with shares of its common stock for such services rendered;

     NOW THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1. The Company will issue up to 200,000 shares of the Company's common stock, $.001 par value per share, to such members or employees of the Consultants as the Consultants shall designate. Subsequent to the filing of a registration statement on Form S-8 with the Securities and Exchange Commission registering such shares, as set forth in Section 2 below, the shares to be issued shall represent consideration for services to be performed by the Consultant on behalf of the Company.

     2. The above compensation shall be registered using a Form S-8. The Company shall file such Form S-8 with the Securities and Exchange Commission within 30 days of the execution of this agreement.

     IN WITNESS WHEREOF, this Compensation Agreement has been executed by the Parties as of the date first above written.

                                             GLOBAL REALTY DEVELOPMENT CORP.

                                             /s/Robert Kohn
                                             -----------------------------------
                                             Robert Kohn, CEO


                                             SICHENZIA ROSS FRIEDMAN FERENCE LLP

                                             /s/ Richard A. Friedman
                                             -----------------------
                                             Richard A. Friedman, Partner